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                                 EXHIBIT 10.29
                                 -------------



WASCO FUNDING CORP.
150 East 58th Street
New York, NY  10156
TEL:  (212) 751-3673
FAX:  (212) 753-4784


     MASTER LEASE SCHEDULE NO. 16723.1 to Equipment Lease No. 16723 dated _________________________, between WASCO FUNDING CORP. ("Lessor") and KENDALL SQUARE TELECONFERENCING, INC. ("Lessee").


LESSEE'S NAME AND ADDRESS:              LOCATION OF EQUIPMENT IF
                                        OTHER THAN AT LESSEE'S ADDRESS:

Kendall Square Teleconferencing, Inc.
1 Kendall Square Bldg. 600
Cambridge, MA  02139


EQUIPMENT DESCRIPTION:  (Describe fully.)

1 - Multilink system 70 Audio Teleconferencing system with 96 port configuration

                        TERM:           48 months
                        RENTAL:         $3,464.94 per month
                        USE TAX:        $  173.25 per month
                        TOTAL PAYMENT:  $3,638.18 per month

     ADVANCE RENTALS: $7,276.36, payable at the time of signing this lease to be applied to the first and the last one month Rental payments.


LESSOR HEREBY AGREES TO LEASE TO LESSEE, AND LESSEE HEREBY AGREES TO LEASE FROM LESSOR, THE EQUIPMENT LISTED ABOVE OR ON ANY EXHIBIT HERETO, FOR THE TERM AND AT THE RENTAL SET FORTH ABOVE, ALL SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE LEASE.


LESSOR:  WASCO FUNDING CORP.            LESSEE: Kendall Square
                                                Teleconferencing, Inc.


BY: /s/ David McKay, Mgr.               BY: /s/ Courtney Snyder
   -------------------------               ---------------------------
Accepted:  July 31, 1997                Dated:  July 23, 1997